SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20509

                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               November 2, 2006
                               ----------------
                                Date of Report
                      (Date of Earliest Event Reported)

                        SOUVALL-PAGE AND COMPANY, INC
                        -----------------------------
            (Exact Name of Registrant as Specified in its Charter)

      Utah                       000-51464               87-0376691
      ----                       ---------              ----------
(State or other juris-      (Commission File No.)       (IRS Employer
diction of incorporation)                                I.D. No.)


                   3884 East No. Little Cottonwood Road
                        Salt Lake City, Utah 84092
                        --------------------------
                   (Address of Principal Executive Offices)

                                (801) 942-0555
                                --------------
                                Telephone No.

                          9005 Cobble Canyon Lane
                            Sandy, Utah 84093
                            -----------------
                             (Former Address)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 7.01 Regulation FD Disclosure.

     See Exhibit 99, Press Release dated November 2, 2006, a copy of which is attached hereto and incorporated herein by reference. Souvall-Page and Company, Inc., entered into a non-binding Term Sheet with American Basketball Association, Inc., an Indiana corporation, that is engaged in operating a professional basketball league in the United States, Canada and Mexico.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

         99                      Press Release



                             SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SOUVALL PAGE AND COMPANY, INC.


Date:
     --------                    -------------------------------
                                 David C. Merrell
                                 President and Director